SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 25, 2000


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274


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Item 5.  Other Events.
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The Registrant announced on February 21, 2000 that Janex International, Inc.
agreed in principle to purchase the Common Stock of the Registrant beneficially owned by the Burnham Family and Directors and employees of the Registrant. See attached Exhibit 1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRUDY CORPORATION

Date: February 25, 2000                     By /s/ WILLIAM W. BURNHAM
                                            -------------------------
                                                   William W, Burnham, President

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